Exhibit 99.1

CONTACT:

Tracey Schroeder

Chief Marketing Officer

tracey.schroeder@cpsi.com

(251) 639-8100

CPSI ANNOUNCES RETIREMENT OF BOYD DOUGLAS AND NAMES CHRIS FOWLER PRESIDENT AND CHIEF EXECUTIVE OFFICER

MOBILE, Ala. (May 2, 2022) – CPSI (NASDAQ: CPSI), a healthcare solutions company (“CPSI” or the “Company”), today announced that Boyd Douglas will retire from his position as President and Chief Executive Officer of CPSI, effective June 30, 2022. The Company’s Board of Directors has named Chris Fowler, the Company’s Chief Operating Officer, as his successor. In connection with his retirement, Douglas will also resign from the Company’s Board effective June 30, 2022, at which time Fowler will become a Director of CPSI. Douglas will continue to serve as a senior advisor to the Company until December 31, 2022, and he will work closely with Fowler during this leadership transition.

Commenting on the announcement, Douglas said, “CPSI is in the midst of a transformation with significant opportunities on the horizon, making this the right time—for the Company and for me-- to retire from CPSI and pursue other interests. For the last 34 years it has been a privilege to work side by side with the talented and dedicated employees of CPSI and to serve the extraordinary people that make up the frontlines of healthcare delivery. I have also worked closely with Chris over the years and have seen him excel as a leader. Based on this experience, his passion for our business, and the positive impact he has had on CPSI, I have complete confidence in his ability to take the Company’s performance to the next level.”

Chris Fowler joined the Company in 2000, working in various roles until 2008 when he assumed leadership of the business services division, responsible for all revenue cycle management services. In 2013 this division became a CPSI subsidiary, TruBridge, LLC, and he was named President. Under his direction, TruBridge has experienced impressive growth from $25 million in revenue in 2008 to $138 million in 2021, with an expectation to generate over $185 million in revenue in 2022. Fowler was also named Chief Operating Officer of CPSI in 2015, and, in that role, he has been instrumental in the development and execution of the Company’s current growth strategy and transformation initiative including the integration of four acquired companies since 2016.

Fowler added, “I am humbled and honored to assume this leadership role at CPSI. This is truly a time of tremendous opportunity for the Company as we continue to pursue strategic initiatives focused on growth acceleration, margin optimization and digital innovation to drive long-term sustainability. Our team of 2,500 has an unwavering commitment to deliver innovative solutions and services that achieve our goal of clearing the way for our customers to deliver care to their patients.”

Glenn Tobin, chairman of the CPSI Board of Directors, stated, “We are extremely grateful for Boyd’s dedicated leadership and thank him for his many years of service. We understand his decision is the result of careful consideration, and we wish him all the best.

“During Boyd’s tenure, he led CPSI through the evolution from the Meaningful Use era of stimulus-fueled organic growth to the Company’s current strategy of focused growth in revenue cycle management services, digital innovation and margin expansion. As we build on this solid foundation, the Board is very excited about the next stage of the Company’s growth.

-MORE-

CPSI Announces Retirement of Boyd Douglas and Names Chris Fowler President

and Chief Executive Officer

May 2, 2022

“The Board is very familiar with Chris Fowler’s contributions and potential as he has been involved in virtually all Board discussions for many years. We also worked with a leading national search firm and conducted a thorough evaluation of internal and external candidates. After careful consideration, the Board unanimously determined that Chris was the best candidate to lead CPSI. He has the full confidence of the Board, and we look forward to watching CPSI continue to thrive under his leadership,” added Tobin.

About CPSI

CPSI is a leading provider of healthcare solutions and services for hospitals, their clinics and post-acute care facilities. Founded in 1979, CPSI is the parent of six companies – Evident, LLC, American HealthTech, Inc., TruBridge, LLC, iNetXperts, Corp. d/b/a Get Real Health, TruCode LLC and Healthcare Resource Group, Inc. (“HRG”). Our combined companies are focused on helping improve the health of the communities we serve, connecting communities for a better patient care experience, and improving the financial operations of our customers. Evident provides comprehensive EHR solutions for community hospitals and their affiliated clinics. American HealthTech is one of the nation’s largest providers of EHR solutions and services for post-acute care facilities. TruBridge focuses on providing business, consulting and managed IT services, along with its complete RCM solution, for all care settings. Get Real Health focuses on solutions aimed at improving patient engagement for individuals and healthcare providers. TruCode provides medical coding software that enables complete and accurate code assignment for optimal reimbursement. HRG provides specialized RCM solutions for facilities of all sizes. For more information, visit www.cpsi.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to the Company’s future financial and operational results are forward-looking statements. We caution investors that any such forward-looking statements are only predictions and are not guarantees of future performance. Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the impact of the ongoing COVID-19 pandemic and related economic disruptions which have materially affected CPSI’s revenue and could materially affect CPSI’s gross margin and income, as well as CPSI’s financial position and/or liquidity; federal, state and local government actions to address and contain the impact of COVID-19 and their impact on us and our hospital clients; operational disruptions and heightened cybersecurity risks due to a significant percentage of our workforce working remotely; saturation of our target market and hospital consolidations; unfavorable economic or market conditions that may cause a decline in spending for information technology and services; significant legislative and regulatory uncertainty in the healthcare industry; exposure to liability for failure to comply with regulatory requirements; competition with companies that have greater financial, technical and marketing resources than we have; potential future acquisitions that may be expensive, time consuming, and subject to other inherent risks; our ability to attract and retain qualified client service and support personnel; disruption from periodic restructuring of our sales force; potential inability to properly manage growth in new markets we may enter; exposure to numerous and often conflicting laws, regulations, policies, standards or other requirements through our international business activities; potential litigation against us; our reliance on an international workforce which exposes us to various business disruptions; potential failure to develop new products or enhance current products that keep pace with market demands; failure to develop new technology and products in response to market demands; failure of our products

-MORE-

CPSI Announces Retirement of Boyd Douglas and Names Chris Fowler President

and Chief Executive Officer

May 2, 2022

to function properly resulting in claims for medical and other losses; breaches of security and viruses in our systems resulting in customer claims against us and harm to our reputation; failure to maintain customer satisfaction through new product releases free of undetected errors or problems; failure to convince customers to migrate to current or future releases of our products; failure to maintain our margins and service rates; increase in the percentage of total revenues represented by service revenues, which have lower gross margins; exposure to liability in the event we provide inaccurate claims data to payors; exposure to liability claims arising out of the licensing of our software and provision of services; dependence on licenses of rights, products and services from third parties; misappropriation of our intellectual property rights and potential intellectual property claims and litigation against us; interruptions in our power supply and/or telecommunications capabilities, including those caused by natural disaster; general economic conditions, including changes in the financial and credit markets that may affect the availability and cost of credit to us or our customers; potential inability to secure additional financing on favorable terms to meet our future capital needs; our substantial indebtedness, and our ability to incur additional indebtedness in the future; pressures on cash flow to service our outstanding debt; restrictive terms of our credit agreement on our current and future operations; changes in and interpretations of financial accounting matters that govern the measurement of our performance; significant charges to earnings if our goodwill or intangible assets become impaired; fluctuations in quarterly financial performance due to, among other factors, timing of customer installations; volatility in our stock price; failure to maintain effective internal control over financial reporting; lack of employment or non-competition agreement with most of our key personnel; inherent limitations in our internal control over financial reporting; vulnerability to significant damage from natural disasters; market risks related to interest rate changes; and other risk factors described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including, but not limited to, our most recent Annual Report on Form 10-K. Relative to our dividend policy, the payment of cash dividends is subject to the discretion of our Board of Directors and will be determined in light of then-current conditions, including our earnings, our leverage, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our Board of Directors. In the future, our Board of Directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release.

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